                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the estimated maximum number of shares of the Corporation's common stock expected to be issued in connection with the merger of CoreStates Financial Corp with and into the Corporation, and to sign any and all amendments to such Registration Statements.

                      SIGNATURE                                            CAPACITY
------------------------------------------------------  ----------------------------------------------

         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and
------------------------------------------------------  Director
                EDWARD E. CRUTCHFIELD

          /s/              ROBERT T. ATWOOD             Executive Vice President and Chief Financial
------------------------------------------------------  Officer
                   ROBERT T. ATWOOD

           /s/               JAMES H. HATCH             Senior Vice President and Controller
------------------------------------------------------  (Principal Accounting Officer)
                    JAMES H. HATCH

           /s/               EDWARD E. BARR             Director
------------------------------------------------------
                    EDWARD E. BARR

          /s/             G. ALEX BERNHARDT             Director
------------------------------------------------------
                  G. ALEX BERNHARDT

           /s/             W. WALDO BRADLEY             Director
------------------------------------------------------
                   W. WALDO BRADLEY

          /s/               ROBERT J. BROWN             Director
------------------------------------------------------
                   ROBERT J. BROWN

           /s/                A. DANO DAVIS             Director
------------------------------------------------------
                    A. DANO DAVIS

          /s/              R. STUART DICKSON            Director
------------------------------------------------------
                  R. STUART DICKSON

           /s/                  B. F. DOLAN             Director
------------------------------------------------------
                     B. F. DOLAN

          /s/              RODDEY DOWD, SR.             Director
------------------------------------------------------
                   RODDEY DOWD, SR.

          /s/               JOHN R. GEORGIUS            Director
------------------------------------------------------
                   JOHN R. GEORGIUS


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
          /s/            ARTHUR M. GOLDBERG             Director
------------------------------------------------------
                  ARTHUR M. GOLDBERG

        /s/           WILLIAM H. GOODWIN, JR.           Director
------------------------------------------------------
               WILLIAM H. GOODWIN, JR.

           /s/            HOWARD H. HAWORTH             Director
------------------------------------------------------
                  HOWARD H. HAWORTH

           /s/               FRANK M. HENRY             Director
------------------------------------------------------
                    FRANK M. HENRY

          /s/             LEONARD G. HERRING            Director
------------------------------------------------------
                  LEONARD G. HERRING

          /s/              JACK A. LAUGHERY             Director
------------------------------------------------------
                   JACK A. LAUGHERY

            /s/                 MAX LENNON              Director
------------------------------------------------------
                      MAX LENNON

          /s/             RADFORD D. LOVETT             Director
------------------------------------------------------
                  RADFORD D. LOVETT

          /s/            MACKEY J. MCDONALD             Director
------------------------------------------------------
                  MACKEY J. MCDONALD

          /s/           MALCOLM S. MCDONALD             Director
------------------------------------------------------
                 MALCOLM S. MCDONALD

          /s/               JOSEPH NEUBAUER             Director
------------------------------------------------------
                   JOSEPH NEUBAUER

          /s/           RANDOLPH N. REYNOLDS            Director
------------------------------------------------------
                 RANDOLPH N. REYNOLDS

           /s/                RUTH G. SHAW              Director
------------------------------------------------------
                     RUTH G. SHAW

         /s/          CHARLES M. SHELTON, SR.           Director
------------------------------------------------------
               CHARLES M. SHELTON, SR.

          /s/                LANTY L. SMITH             Director
------------------------------------------------------
                    LANTY L. SMITH

                                                        Director
------------------------------------------------------
                ANTHONY P. TERRACCIANO

          /s/              DEWEY L. TROGDON             Director
------------------------------------------------------
                   DEWEY L. TROGDON


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
          /s/                 JOHN D. UIBLE             Director
------------------------------------------------------
                    JOHN D. UIBLE

           /s/                 B. J. WALKER             Director
------------------------------------------------------
                     B. J. WALKER

Dated: December 16, 1997
Charlotte, North Carolina